Exhibit 99.1 Project Compass Investor Presentation October 2026 1

Legal Disclaimer This presentation is being made exclusively to qualified institutional buyers ( QIBs ) as defined in Rule 144A ( Rule 144A ) und er the Securities Act of 1933, as amended (the Securities Act ). The securities described herein have not been and will not be registered under the Securities Act and may not be offered or sold in the United States exc ept to QIBs in reliance on Rule 144A or pursuant to an exemption from or transaction not subject to the registration requirements of the Securities Act. This presentation shall not constitute an offer to sell o r the solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the se curities laws of any such jurisdiction. Any purchaser of such securities will be deemed to have made certain representations and acknowledgments, including without limitation, that the purchaser is a QIB as defined in Rul e 144A under the Securities Act. An offer to sell or a solicitation of an offer to buy any securities referenced herein will occur solely by means of a confidential offering memorandum, which may contain information different from the information contained in this presentation. Such confidential offering memorandum will contain detailed information about Cipher Digital Inc. ( Cipher ) and its business and financial results, as well as its financial statements. This presentation is qualified in its entirety by such confidential offering memorandum, which should be read completely before making any investment . 2

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this communication that are not statements of historical fact, such as, statements about the Company's beliefs and expectations regarding its future results of operations and financial position, its planned business model and strategy, its data center development, timing and likelihood of success, capacity, functionality and timing of operation of data centers, expectations regarding the operations of data centers, potential strategic initiatives, such as joint ventures and partnerships, and management plans and objectives, are forward-looking statements and should be evaluated as such. These forward-looking statements generally are identified by the words "may," "will," "should," "expects," "plans," "anticipates," "could," "seeks," "intends," "targets," "projects," "contemplates," "believes," "estimates," "strategy," "future," "forecasts," "opportunity," "predicts," "potential," "would," "will likely result," "continue," and similar expressions (including the negative versions of such words or expressions).

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and its management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: volatility in the price of Cipher's securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, Cipher's evolving business model and strategy and efforts it may make to modify aspects of its business model or engage in various strategic initiatives, variations in performance across competitors, changes in laws and regulations affecting Cipher's business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of Cipher's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission ("SEC") on February 24, 2026, Cipher's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026 filed with the SEC on August 4, 2026, and in Cipher's subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Website Disclosure

The Company maintains a dedicated investor website at https://investors.cipherdigital.com/investors ("Investors' Website"). Financial and other important information regarding the Company is routinely posted on and accessible through the Investors' Website. Cipher uses its Investors' Website as a distribution channel of material information about the Company, including through press releases, investor presentations, reports and notices of upcoming events. Cipher intends to utilize its Investors' Website as a channel of distribution to reach public investors and as a means of disclosing material non-public information for complying with disclosure obligations under Regulation FD. In addition, you may sign up to automatically receive email alerts and other information about the Company by visiting the "Email Alerts" option under the Investors Resources section of Cipher's Investors' Website and submitting your email address.

Non-GAAP Financial Measures

This communication includes supplemental financial measures, including projected net operating income ("NOI") and average annualized NOI relating to the Company's contracted data center capacity. The Company defines NOI as revenue less project-level operating expense. These supplemental financial measures are not measurements of financial performance under accounting principles generally accepted in the United States ("GAAP") and, as a result, these supplemental financial measures may not be comparable to similarly titled measures of other companies. Management uses these non-GAAP financial measures internally to help understand, manage, and evaluate the expected operating performance of our data center business and to help make operating decisions. We believe the use of these non-GAAP financial measures can also facilitate comparison of our expected data center operating performance to that of our competitors. Non-GAAP financial measures are subject to material limitations as they are not in accordance with, or a substitute for, measurements prepared in accordance with GAAP. Our non-GAAP financial measures are not meant to be considered in isolation and should be read only in conjunction with our consolidated financial statements included in our filings with the SEC, which have been prepared in accordance with GAAP. We rely primarily on such consolidated financial statements to understand, manage and evaluate our business performance and use the non-GAAP financial measures only supplementally.

The contents and appearance of this presentation are copyrighted and the trademarks and service marks are owned by Cipher Digital Inc. All rights reserved.

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Offering Summary Indicative Terms Issuer Cipher Digital Inc. (NASDAQ: CIFR) Offering Type Senior Convertible Notes Due 2032 Ranking Senior Unsecured Execution Format 144A Base Deal Size $850MM Greenshoe $150MM Coupon [0.00%] ● Premium [ %] Maturity 6 Years (on November 1, 2032) Callable if less than 10% of the aggregate principal amount of the notes remain outstanding; otherwise, non -callable for 3 -Years and provisionally callable thereafter if, among Call Feature other requirements, stock price is 130% of conversion price for a specified period of time , with Table Make -Whole Put Feature Puttable at par after 4 years (on November 1, 2030), or in case of a fundamental change Settlement Cash, shares, or any combination (“Instrument X”) with one -time irrevocable election Takeover Protection Standard Change of Control with Table Make -Whole Dividend Protection Standard Dividend Protection Fund the cost of entering into the capped call transactions, fund additional equity investment in the Barber Lake Facility project, accelerate the build -out of high -performance Use of Proceeds computing pipeline, continue to expand its pipeline of development sites and for general corporate purposes Lock -Up Agreement 45 days for the Company, directors and executive officers Expected Pricing Date Tuesday, October 13th post market close Bookrunners Morgan Stanley, Goldman Sachs Dilution Management Capped Call 4

Today’s Presenters Tyler Page Gregory Mumford Chief Executive Officer Chief Financial Officer 5

Transaction Rationale Finance Investment in Barber Lake Lease Expansion and Long -Term Tenant Alignment 1 Position Balance Sheet to Execute on Near Term Catalysts 2 Efficiently Equitize 2030 Convert 3 Maintain Access to Diverse Sources of Capital 4 6

Cipher Digital Overview

Leading HPC Development Platform Built for Hyperscale


Barber Lake

Vertically Integrated Developer & Operator

In-house power origination, engineering, procurement, construction, and operations built to deliver hyperscale capacity at speed and at scale

Current Portfolio

907 MW [1] of operating and contracted capacity today, including three data center campus leases with the world's leading hyperscalers

Pipeline Capacity

~3.4 GW [2] of near term grid capacity energizing across 2027-2030+, plus developing lateral pipelines capable of delivering natural gas to various sites

700 MW	$16.6 Bn	17.3 Years	$843 MM
Contracted Gross HPC Capacity	Contracted Revenue (+46% vs. Q2)	Portfolio WALT [3] (+36% vs. Q2)	Avg. Annualized NOI [4]

Note: All figures as of September 30, 2026 unless otherwise noted; (1) Based on gross MWs for executed HPC leases and currently operating bitcoin self-mining capacity; (2) Gross pipeline capacity subject to ERCOT batch process; (3) Weighted Average Lease Term weighted on Contracted Annualized Base Rent; (4) Reflects average monthly net operating income, defined as revenue less project-level operating expenses, from August 2026 to July 2041 through the end of the Black Pearl base lease term, multiplied by twelve

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Ongoing Execution and Pipeline Expansion

Transformational Commercial Milestones and Pipeline Expansion Highlight Strong Execution Momentum

Transformational Value Creation at Barber Lake



Strengthened tenant relationship by contracting directly with a leading AI lab for an additional 10 years

Total contracted revenue at Barber Lake increases from $3.8Bn to over $9Bn (~$5.2Bn incremental)

Early Delivery of Initial Capacity at Black Pearl



Amended Black Pearl lease at tenant's request, accelerating first capacity delivery by 2 months

First data center capacity was delivered in August, and rent has commenced at the site

Colchis 1 GW Conditional Batch Zero Base Load in ERCOT Audit Process


Grape Creek
Colchis
San Angelo

1 GW site in Texas that has received conditional Batch Zero base load status as part of ERCOT's audit process

Land secured and deposits funded, with target energization in 2028

Acquired Option for New Site in Texas for up to 900 MW



New site, called Apollo, has been submitted as a studied load in Batch Zero through ERCOT's updated process

Site represents continued investment into the Texas HPC infrastructure ecosystem

Note: All figures as of September 30, 2026 unless otherwise noted

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Investment in Barber Lake Lease Expansion Lease amendment adds $5.2Bn of contracted revenue, 2x lease duration and materially enhances project returns Transaction Overview Key Deal Highlights • Transaction deepens Cipher's relationship with a leading AI lab, establishing a long -term $9.1 Bn commitment supporting continued infrastructure utilization Contracted Revenue (+$5.2Bn incremental Rent) • Amended delivery framework establishes phased milestones aligned with tenant compute deployment 20 Years Base Lease Term • Tenant cost -sharing framework provides rentalization of 50% of costs above the initial (+10 years supported by leading AI lab) $359mm threshold, including a return on capital Enhanced Returns Project IRR, MOIC, and NPV improve materially Note: All figures as of September 30, 2026 unless otherwise noted; (1) Weighted Average Lease Term weighted on Contracted Ann ualized Base Rent 9 9

Investment in Barber Lake Lease Expansion 130%+ Contracted Revenue Growth $9.5 billion Lease Amendment Economics: $10,000 total revenue with (1) • ~$750MM in additional project equity to support a 10 -year lease extension and additional rentalization $9,000 additional rent (PF project capitalization is 45% Equity / 55% debt) • Lease amendment significantly improves Barber Lake's investment return profile $8,000 across all key financial metrics, inclusive of the additional capital required to complete the project $7,000 $6,000 (2) Base Revenue Extension Revenue Illustrative Revenue with Rentalization $5,000 $4,000 $3,000 $5,191MM $2,000 $3,863MM $1,000 $0 – 2 4 6 8 10 12 14 16 18 20 Years Note: All figures as of September 30, 2026 unless otherwise noted; (1) Based on estimated cost to complete as of 10/06/2026; (2) $480mm of additional revenue generated by rentalizing $187mm of additional costs to complete based on estimated cost to complete as of 10/06/2026 10 Cumulative Revenue ($MM)

Investment in Barber Lake Lease Expansion Incremental Capital Supports Project Completion, with Lease Amendment Strengthening Long -Term Returns and Tenant Alignment Change Orders Costs to Complete Construction Additional Costs to Complete Memorialized by Lease Amendment $2,941 - 2,966 (187 - 200) $2,704 - 2,716 375 - 400 (50) 359 $2,157 50 50% of Rentalized Additional Costs to Complete provide incremental revenue over the 20 -year lease term Capitalized with: (1) $710MM Parent Equity $1,733MM HY Bond Original Reimbursed Additional Costs to Rentalized Additional Illustrative Additional Costs to Reimbursed Net Cost (2) (3) Budget Change Orders Complete Costs to Complete EAC Complete Rentalized Change Orders to Cipher Note: All figures as of September 30, 2026 unless otherwise noted; (1) Includes funding for IDC, DSRA and transaction fees; (2) Estimate -at-Completion (“EAC”) defined as current estimated all -in development cost for the project once completed; (3) Rentalized costs reimbursed to Cipher as additional rent over the 20 - 11 year lease period, inclusive of a return on capital

Barber Lake Construction Update Barber Lake Approaching Initial Rent Commencement with Critical Equipment Secured and Compute Deployment Underway • Construction remains on track to meet amended delivery milestones, with no rent credits incurred to date • Tenant deploying compute throughout the facility • Equipment is fully secured, providing greater cost certainty, and delivery dates support completion targets Amended Delivery Schedule Original Rent Amended Rent Data Hall Commencement Dates Commencement Dates Data Hall 1 Q4 2026 Q4 2026 Data Hall 2 Q4 2026 Q4 2026 Data Hall 3 Q4 2026 Q4 2026 – Q1 2027 Data Hall 4 Q4 2026 Q4 2026 – Q1 2027 Data Hall 5 Q1 2027 Q1 2027 Note: All figures as of September 30, 2026 unless otherwise noted 12 12

Portfolio Update Construction Progresses with Contractual Cost Protections in Place Black Pearl Stingray • First data center capacity was delivered 2 months early in • Earthwork, grading, and pad preparation progressing on August, and rent has commenced at the site schedule and underground electrical work has commenced • Remaining Phase I data halls are progressing through MEP fit -• Concrete foundations and steel erection underway out; Phase II concrete foundations, building steel, and electrical in progress; implementing updated phased delivery schedule with tenant Note: All figures as of September 30, 2026 unless otherwise noted 13

Key Growth Highlights Significant Near -Term Catalysts Across Cipher's Pipeline Position the Company for Its Next Phase of Growth Growing Our Pipeline Advancing Development Readiness 3.4 GW Near Term Advancing Cipher’s Proactive 2.5 GW BTM Geographic Grid Connected Engineering & Procurement Potential Footprint Growth Pipeline Design Initiatives 1 GW FTM site expected Investment in lateral Acquired 3,600+ acres, Tangible investments Purchased fungible long - to energize in 2028 pipelines at multiple sites expanding our footprint developing standardized lead equipment, such as to deliver natural gas to at each of our sites to engineering for future chillers and substations, support BTM capacity support expansion builds, improving for future sites , de- Ongoing interest across projects schedule and cost risking supply chain the portfolio from Provides optionality to certainty hyperscalers and leading expand campuses AI labs irrespective of gird interconnection processes Note: All figures as of September 30, 2026 unless otherwise noted 14

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